Exhibit 10.1

ASSIGNMENT AND BILL OF SALE

Prepared by/return to:	Liberty Operating Company, LLC
407 West Oak Street Laurel, Mississippi 39440
601-577-2030

Assignors:	Liberty Operating Company, LLC
407 West Oak Street Laurel, Mississippi 39440
601-577-2030

Assignee:	Barrister Energy, LLC
531 North 5th Avenue Laurel, Mississippi 39440
601-426-0056

Indexing Instructions to the Chancery Clerk:

Sectional Index:	Amite County, Mississippi Township 1 North, Range 4 East
	Section 8:	S½
	Section 9:	SW¼
	Section 15:	NW¼&S½
	Section 16:	Entire Section
	Section 17:	N½&SE¼
	Section 21;	N½
	Section 22:	Entire Section

Township 2 North, Range 2 East
	Section 7:	NW¼

Township 3 North, Range 2 East
	Section 37:	SW¼

Sectional Index:	Wilkinson County, Mississippi
Township 2 North. Range 1 East
	Section 1:	NE¼

Township 3 North, Range 1 East
	Section 36:	SE¼, S½ NE¼, S½ NW¼ & SW¼

ASSIGNMENT AND BILL OF SALE

STATE OF MISSISSIPPI	§
§
COUNTIES OF AMITE & WILKINSON	§

This Assignment and Bill of Sale (“Assignment), dated May 1, 2024 (the “Effective Time”), is made by Liberty Operating Company, LLC, whose address is 407 West Oak Street, Laurel, MS 39440 (hereinafter, collectively, “Assignors”) to Barrister Energy, LLC, a Mississippi limited liability company, with an address of 531 North 5th Avenue, Laurel, Mississippi 39440 (hereinafter “Assignee”).

In consideration of the sum of Ten Dollars ($10.00), and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Assignors do hereby grant, bargain, sell, convey, assign, deliver and specially warrant unto Assignee, its successors and assigns, all of Assignors’ undivided interests in and to the following assets and properties (such assets and properties collectively, with the exclusion of the Excepted Items, the “Conveyed Interests”):

(a) the wells described in Exhibit A hereto (such wells, the ‘Wells”), and all Hydrocarbons produced therefrom or allocated thereto, whether producing, shut-in or abandoned, together with any and all rights, titles and interests of Assignors in and to the current proration units for said wells (Assignors’ interest in such units the “Units”);

(b) all equipment, material and items of personal property described in Exhibit B hereto and any other equipment, machinery, fixtures and other real or personal property, operational or nonoperational, known or unknown, located on any of the Units that are used or held for use primarily in connection with the Wells, including, but not limited to, well equipment, casing, tubing, pumps, motors, machinery, platforms, rods, tanks, boilers, fixtures, compression equipment, flowlines, pipelines, gathering systems associated with the Wells, manifolds, processing and separation facilities, structures, materials, SCADA, telemetry and radio equipment, radio towers and other items on the Units (Assignors’ interest in such properties, the “Personal Property”);

(c)       the Oil, Gas and/or Mineral Leases described on Exhibit C hereto and all leasehold estates created thereby, including royalties, overriding royalties, production payments, net profit interests, carried interests and all other interests in oil, gas and minerals in place pertaining to the Units and all other oil, gas and mineral leases, if any, that cover all or any portion of the Units (Assignors’ interest in such leases and other interests as so limited, the “Leases”). To the extent any Lease and Leases include lands outside the Units, such lands and rights are hereby assigned to Assignee. The Leases, the Units and the Wells are collectively referred to hereinafter as the “Properties” or individually as a “Property”;

(d)       to the extent that they may be assigned, all rights-of-way and easements that are used primarily in connection with the ownership or operation of any of the Properties;

(e)       to the extent assignable, all Applicable Contracts pertaining to the Properties and all rights thereunder; and

(f)       all files, books, records, information and data directly pertaining to the Conveyed Interests in Assignors’ possession or control or to which Assignors have a right, including title records, abstracts, title opinions, curative documents, title certificates, interpretive data, computer records including extracts from certain databases including land, production, and accounting databases, production records, severance tax records, geological and geophysical data, geologic/geophysical interpretations and raw or processed geophysical data (including magnetic tapes, field notes, seismic lines, analyses and similar data or information) and interpretations therefrom, reservoir and well information, but excluding any files, books, records, information and data (i) to the extent that the disclosure or transfer thereof is prohibited by third party agreement (provided that Assignors inform Assignee of such restriction and shall request waivers of such restriction to the extent requested by Assignee) or applicable laws and regulations,

(ii) relating to Assignors’ business generally, (iii) constituting work product of Assignors’ legal counsel (other than title opinions) and (iv) relating to the negotiation and consummation of the sale of the Properties (collectively, the “Records”); provided, however, that Assignors may retain copies of the Records as may be necessary for litigation, tax, accounting or auditing purposes or as otherwise may be required by applicable laws and regulations.

(g)       All reservations of record from previous owners are expressly excepted from this assignment

The following are expressly excepted from this assignment and are reserved to the Assignors (the “Excepted ltems”):

(a)       all reservations of record from previous owners;

(b)       all data and records relating to the sale of the Conveyed Interests, including bids received from, and records of negotiations with, any party other than Assignee;

(c)       all corporate, financial, tax, legal (including all work product of, and attorney-client communications with, Assignors’ legal counsel) and other business data and records of Assignors that relate to Assignors’ businesses generally;

(d)       all trade credits, all accounts, all receivables and all other proceeds, income or revenues attributable to the Conveyed Interests and attributable to any period of time prior to the Effective Time;

(e)       all claims and causes of action of Assignors arising under or with respect to any Contracts that are attributable to periods of time prior to the Effective Time (including claims for adjustments or refunds and all audit rights);

(f)       all claims of Assignors for refunds of, credits attributable to, loss carry forwards with respect to (i) Asset Taxes attributable to any period (or portion thereat) ending prior to the Effective Time, (ii) Income Taxes, or (iii) Taxes attributable to the Excluded Assets;

(g)       all hydrocarbons produced and sold from the Conveyed Interests with respect to all periods prior to the Effective Time;

(h)       all of Assignors’ or any of their affiliates’ proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property;

(k)       all data, information and agreements that cannot be disclosed to Assignee as a result of confidentiality arrangements under agreements with third parties; and

(I)        all rights and interests of Assignors or any of their affiliates (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance or condemnation proceeds or awards arising prior to the Effective Time.

It is the intent of Assignors to convey, and, for the same consideration, Assignors do hereby convey all of Assignors’ mineral interests, royalty interests, interests in the mineral leasehold estate of whatever kind or character, and oil, gas and mineral leases pertaining to the Units, subject to the reservation by Assignors of the Excepted Items described above.

Assignors covenant and agree that they will specially warrant and defend title to the Conveyed Interests unto Assignee against each and every person lawfully claiming the whole or any part thereof, by, through, or under Assignors, but not otherwise. Further, this Assignment is made by Assignors with the right of full substitution and subrogation of Assignee in and to all covenants and warranties heretofore given or made by others with respect to the Conveyed Interests. EXCEPT AS PROVIDED IN THIS PARAGRAPH, ANY COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW OR BY THE USE OF THE WORD “GRANT”, “BARGAIN”, “SELL,” “CONVEY”, “ASSIGN,” “DELIVER,” OR OTHER WORDS OF GRANT ARE HEREBY EXPRESSLY WAIVED AND DISCLAIMED BY THE ASSIGNEE.

TO HAVE AND TO HOLD the Conveyed Interests unto Assignee and its successors and assigns, forever, subject, however, to the covenants, terms and conditions set forth below.

As part of the consideration for this Assignment and Bill of Sale, Assignee accepts all responsibility and liability for the following:

(a)       The environmental condition of the Conveyed Interests, including but not limited to, all existing and prospective claims, causes of action, fines, losses, costs and expenses, including but not limited to, costs to clean up or remediate, in accordance with applicable law.

(b)       Assignee shall assume and pay, perform, fulfill and discharge all claims, costs, expenses, liabilities and obligations accruing or relating to the owning, developing, exploring, operating or maintaining of the Conveyed Interests or the producing, transporting and marketing of Hydrocarbons from the Conveyed Interests, relating to periods before, on and after the Effective Time.

(c)       All “Abandonment Obligations” which shall mean (i) the obligation to plug and abandon the Wells; (ii) the removal of structures, facilities, foundations, wellheads, tanks, pipelines, flowlines, pumps, compressors, separators, heater- treaters, valves, fittings and equipment and machinery of any nature and all materials contained therein, located on the tank battery facility site or used in connection with the Conveyed Interests; (iii) the clearance, restoration, and remediation of the well sites on which the Wells are located; (iv) the removal, remediation and abatement of any petroleum material, any contamination or pollution (including without limitation, spilling, leaking, pumping, pouring, emitting, emptying, discharging, leaching, dumping or disposing of any chemical substances, pollutant, contaminant, toxic substance, radioactive material, hazardous substance, naturally occurring radioactive material (“NORM”), waste, saltwater, crude oil, or petroleum product) of the surface (including surface water), air or any vessel, piping, equipment, tubing or subsurface strata associated with the Conveyed Interests, all in accordance with or as required by applicable agreements, implied or express, including without limitation, leases, unit agreements, operating agreements, by law, regulation, order, permit, judgment, or decree.

(d)       All obligations arising under any agreements covering or relating to the Conveyed Interests, and all claims for breach of warranties disclaimed below.

Except as to the special warranty of title in favor of Assignees, the Conveyed Interests are being assigned and conveyed without any other warranty, express, implied or statutory. All tangible personal property included in the Conveyed Interests is assigned and conveyed “AS IS, WHERE IS,” and Assignors MAKE NO, AND DISCLAIM ANY, REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, AND WHETHER BY COMMON LAW, STATUTE, OR OTHERWISE, AS TO (i) MERCHANTABILITY, (ii) FITNESS FOR ANY PARTICULAR PURPOSE, (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS AND (iv) CONDITION. The Parties agree that the preceding disclaimers of warranty are “conspicuous” disclaimers for purposes of any applicable law, rule or order.

The Conveyed Interests are assigned by Assignors and accepted by Assignee subject to the terms and conditions of all leases, assignments, contracts and agreements affecting the Conveyed Interests.

This Assignment and Bill of Sale may be executed by the Parties hereto in any number of counterparts, each of which shall be deemed an original instrument for all purposes and all of which together shall constitute one instrument. The various counterparts may be combined for recording purposes.

This Assignment and Bill of Sale shall be effective as of May 1, 2024, at 12:01 a.m. local time (the “Effective Time”).

SIGNED, SEALED and DELIVERED on this the 29th day of May, 2024.

Assignor: Liberty Operating Company, LLC	Assignee: Barrister Energy, LLC

Bv: /s/ William Edwin Wildman, Jr.	Bv: /s/ William R. Downs
William Edwin Wildman, Jr.
Its: Member/Manager	Its: Manager

***ACKNOWLEDGEMENTS ON FOLLOWING PAGE***

STATE OF MISSISSIPPI
COUNTY OF JONES

This day personally appeared before me, the undersigned authority in and for the State of Mississippi at large, the within named William Edwin Wildman, Jr., who is known by me to be Member /Manager of Liberty Operating Company, LLC, a Mississippi limited liability company, and who acknowledged before me that, being knowledgeable as to the terms and provisions of the within and foregoing Assignment and Bill of Sale, he this day executed same, doing so in said capacity for and on behalf of said limited liability company and doing so with full authority.

Witness my signature and seal of office this the 17th day of May, 2024.

/s/ Jennifer Shirley

Notary Public
Notary ID: 358140

My commission expires:

05-22-27

STATE OF MISSISSIPPI
COUNTY OF JONES

This day personally appeared before me, the undersigned authority in and for the State of Mississippi at large, the within named William R. Downs, who is known by me to be Manager of Barrister Energy, LLC, a Mississippi limited liability company, and who acknowledged before me that, being knowledgeable as to the terms and provisions of the within and foregoing Assignment and Bill of Sale, he this day executed same, doing so in said capacity for and on behalf of said limited liability company and doing so with full authority.

Witness my signature and seal of office this the 29th day of May, 2024.

/s/ Belinda C. Sloan

Notary Public
Notary ID: 5664

My commission expires:

At Death

Exhibit A

Wells

Field	Well	API	County	WI	NRI
St Patrick	Neyland Heirs #1-37	23-005-20501	Amite	0.824477	0.623933
St Patrick	Neyland Heirs #1-7	23-005-20490	Amite	0.824500	0.623900
St Patrick	St. Patrick SWDW #1	23-157-21614	Wilkinson	0.977800	N/A
St Patrick	Horton Estate #1-1	23-157-21582	Wilkinson	0.969000	0.736600
St Patrick	Browder #1-36	23-157-21570	Wilkinson	0.875000	0.655600
Liberty	Board of Education Et Al Uni t#1	23-005-20252	Amite	0.993372	0.741584
Liberty	Board of Education Et Al Unit#2	23-005-20258	Amite	0.993372	0.741584
Liberty	Board of Education Et Al Unit#3	23-005-20262	Amite	0.993372	0.741584
Liberty	Powell Denkman #1	23-005-20267	Amite	Unknown	Unknown
Liberty	Davis Et Al Unit #1	23-005-20280	Amite	0.993372	0.741584
Liberty	Davis Et Al Unit #2	23-005-20292	Amite	0.993372	0.741584
Liberty	International Paper Co. Et Al Unit#l	23-005-20256	Amite	0.993372	0.741584
Liberty	Powell J. W. Et Ux #1	23-005-20331	Amite	0.993372	0.741584
Liberty	Johnston & Owen Et Al #1	23-005-20234	Amite	0.864106	0.645883
Liberty	Powell Et Ux Unit #1	23-005-20253	Amite	0.993372	0.741584

The current proration units for these wells are set forth on the following page.

Current Proration Units for Wells

Neyland Heirs #1-37	Southwest Quarter (S Neyland Heirs #1-37 Southwest Quarter (SW¼) of Section 37 of Township 3 North, Range 2 East, Amite County, Mississippi, containing 160 acres, more or less

Neyland Heirs #1-7	Northwest Quarter (NW¼) of Section 7 of Township 2 North, Range 2 East, Amite County, Mississippi, containing 160 acres, more or less

St. Patrick SWDW #1	saltwater disposal well -- no proration unit

Horton Estate #1-1	Northeast Quarter (NE¼) of Section 1 of Township 2 North, Range 1 East, Wilkinson County, Mississippi, containing 160 acres, more or less

Browder #1-36 Range 1	Beginning at the southeast corner of Section 36 of Township 3 North,

East, Wilkinson County, Mississippi; thence from said point of beginning go Westerly along the South boundary of said Section 36 for 4,004.70 feet; thence leaving said boundary go North for 3,463.39 feet; thence go East for 1,433.80 feet; thence go South for 5.55 feet: thence go East for 2,570.67 feet to the East boundary of said Section 36; thence go South along the East boundary of said Section 36 for 3,500.00 feet to the point of beginning; containing 320 acres, more odcss

Johnston and Owen Et Al #1 Township 1	West Half of Northwest Quarter (W½ of NW¼) of Section 15 of

North, Range 4 East, Amite County, Mississippi, containing 80 acres, more or less
Powell Denkman #1

Amite	North Half of Northwest Quarter (W½ of NW¼), Southwest Quarter of (NW¼ of NE¼) of Section 17 of Township 1 North, Range 4 East,

County, Mississippi, containing 160 acres, more or less

Board of Education Et Al Unit #1	(Unitized Unit containing 3040 acres, more or less)
Board of Education Et Al Unit #2	Township 1 North, Range 4 East, Amite County,
Mississippi:

Board of Education Et Al Unit #3	Section 8:	South Half (S½)
Davis Et Al Unit #1	Section 9:	Southwest Quarter (SW¼)
Davis Et Al Unit #2	Section 15:	Northwest Quarter (NW¼) and South
Half(S½)
International Paper Co. Et Al Unit #1	Section 16:	Entire Section
Powell J. W. Et Ux #1	Section 17:	North Half (N½) and Southeast Quarter

(SE¼)
Powell Et Ux Unit#1	Section 21: Section 22:

North Half(N½) Entire Section

Exhibit B

Equipment and Materials

Liberty Field Equipment and Materials

Well Site	Equipment	Make/Description
BOE #1	Pumping Unit	American 456-305-120
BOE #3	Pumping Unit	Lufkin M912-365-144
Davis #2	Pumping Unit	Lufkin C912-365-168
Johnston-Owen	Pumping Unit	Lufkin RM912-365-168
Liberty Yard	Heater Treater	6' x 20' National
Liberty Yard	Heater Treater	6' x 20' National
Liberty Yard	Heater Treater	4' x 20' National
Liberty Yard	Oil Tank	300 bbl
Liberty Yard	Oil Tank	300 bbl
Liberty Yard	Oil Tank	300 bbl
Liberty Yard	Tubing	15 joints 2-7/8" tubing from tubing rack
Powell Denkman	Pumping Unit	Lufkin M912-365-168

St. Patrick Field Equipment and Materials

Well Site	Equipment	Make/Description
Browder	Oil Tank	400 bbl
Browder	Tubing	370 Jts 2-7/811 6.5# N80
Horton Estate	Pumping Unit	Sogiant 640
Horton Estate	Heater Treater	4’ x 27’ National
Horton Estate	Oil Tank	400 bbl
Horton Estate	Oil Tank	400 bbl
Horton Estate	Tubing	149 Jts 2-7/8” 6.5# L80
Horton Estate	Rods	180 Rods -1”; 7/8”; 3/4”
Neyland 1-37	Pumping Unit	Lufkin 456 Air Balance
Neyland 1-37	Heater Treater	6’ x 20’ National
Neyland 1-37	Oil Tank	400 bbl
Neyland 1-37	Oil Tank	400 bbl
Neyland 1-37	Water Tank	400 bbl
Neyland 1-37	Tubing	220 Jts 2-7/8” 6.5# L80
Neyland 1-37	Rods	268 Rods -1”; 7/8”; 3/4”
Neyland 1-7	Oil Tank	400 bbl
Neyland 1-7	Oil Tank	400 bbl
Neyland 1-7	Tubing	145 Jts 2-7/8” 6.5# N80
St. Patrick SWDW	Triplex Pump	J-60 National w/ 40HP Elec Mtr
St. Patrick SWDW	Water Tank	400 bbl fiberglass
St. Patrick SWDW	Water Tank	400 bbl fiberglass
St. Patrick SWDW	Tubing	149 Jts 2-7/8” 6.5# N80

Exhibit C

Oil, Gas and Mineral Leases and Easements

NOTE: REDACTED NAMES OF GRANTORS/LESSORS ARE PRIVATE INDIVIDUALS AND ARE

AVAILABLE UPON REQUEST TO THE SEC

Liberty Field:

LESSOR	LESSEE	DATE	BOOK	PAGE
	ADCO Prod. Co. Inc.	11-21-79	71	599
	H.J. Cruise	4-5-80	72	312
	H.J. Cruise	4-5-80	72	314
	Sabine Production Company	4-30-80	72	404
	Sabine Production Company	4-30-80	72	406
	Sabine Production Company	4-30-80	72	410
	Sabine Production Company	4-30-80	72	414
	Sabine Production Company	4-30-80	72	418
	Sabine Production Company	4-30-80	72	422
	C. T. Carden	4-16-80	72	686
	C. T. Carden	4-16-80	72	688
	C. T. Carden	4-16-80	72	690
	C. T. Carden	4-23-80	72	698
	C. T. Carden	4-15-80	72	700
	C. T. Carden	4-22-80	72	702
	C. T. Carden	4-16-80	72	704
	C. T. Carden	4-22-80	72	706
	C. T. Carden	4-22-80	72	708
	C. T. Carden	4-22-80	72	710
	C. T. Carden	4-22-80	72	712
	C. T. Carden	4-16-80	73	552
	Shell Oil Company	11-3-80	79	210
	Shell Oil Company	7-16-80	79	515
	Shell Oil Company	7-7-80	79	613
	Shell Oil Company	10-10-80	79	658
	Shell Oil Company	6-11-1980	80	13
	Shell Oil Company	9-2-80	80	140
	Shell Oil Company	11-10-80	81	469
	Shell Oil Company	11-10-80	81	487
	Shell Oil Company	11-10-80	81	510
	Shell Oil Company	11-10-80	81	536
	Shell Oil Company	11-10-80	81	540
	Shell Oil Company	11-10-80	81	544
	David Miller	6-29-81	88	719
	David Miller	6-29-81	88	738
	Shell Oil Company	7-12-82	92	611
	Shell Oil Company	6-30-82	92	613
	Shell Oil Company	7-8-82	92	759
Kenoil Corporation	Shell Oil Company	7-8-82	92	761
	Shell Oil Company	7-14-82	92	764
	Shell Oil Company	2-18-85	93	74
	Shell Oil Company	8-16-82	93	74
	Shell Oil Company	2-1 i-83	93	664

LESSOR	LESSEE	DATE	BOOK	PAGE
Longleaf Enterprises	Shell Oil Company	2-1-83	94	278
Longleaf Enterprises	Shell Oil Company	2-1-83	94	664
	Shell Oil Company	8-16-83	96	9
	Shell Oil Company	8-16-83	96	11
	Shell Oil Company	8-16-83	96	13
	Shell Oil Company	8-17-83	96	15
	Shell Oil Company	8-17-83	96	17
	John S. Roberts, Jr.	9-24-83	96	87
	Shell Oil Company	8-23-83	96	96
	Shell Oil Company	8-31-83	96	98
	Shell Oil Company	8-31-83	96	100
	Shell Oil Company	8-31-83	96	102
	Shell Oil Company	8-20-83	96	104
Longleaf Enterprises	Shell Oil Company	8-10-83	96	107
	Shell Oil Company	9-8-83	96	309
	C. T. Carden	12-20-83	96	739
	C. T. Carden	12-20-83	96	741
	C. T. Carden	12-22-83	96	743
	Shell Oil Company	12-13-83	97	358
	Shell Oil Company	1-27-84	97	5S8
	Shell Oil Company	1-14-84	97	S67
	Shell Oil Company	1-18-84	97	569
	Shell Oil Company	1-18-84	97	571
	Shell Oil Company	2-2-84	98	44
	ADCO Prod. Co. Inc.	2-15-84	100	73
	C. T. Carden	8-24-84	104	560
	C. T. Carden	8-24-84	104	562
	C. T. Carden	8-28-84	104	564
	C. T. Carden	8-27-84	104	566
	Shell Oil Company	6-12-84	104	587
	C. T. Carden	8-27-84	105	42
Longleaf Enterprises	n/a	2-1-83	200	278
	n/a	7-13-83	202	401
	n/a	8-3-84	207	435
Board of Education, Amite Co,	Amite County Interests, LLC	11-14-19	298	472

Easements: 1. GRANTOR:
NATURE:	Easement
DATED:	October 3, 1983
RECORDED:	No Information
2. GRANTOR:
NATURE:	Easement
DATED:	October 14, 1983
RECORDED:	No Information

3.	GRANTOR:	International Paper NATURE:	Right-of-Way
	DATED:	May 30, 1984
	RECORDED:	Book 207, Page437

4.	GRANTOR:	:	Easement and Right-of-Way
	DATED:	July 19, 1984
	RECORDED:	Book 207, Page 431

5.	GRANTOR:
	NATURE:	Easement and Right-of-Way
	DATED:	July 25, 1984
	RECORDED:	Book 207, Page 433

6.	GRANTOR:	:	Easement and Right-of-Way
	DATED:	July 18, 1984
	RECORDED:	Book 207, Page 450

7.	GRANTOR:	International Paper NATURE:	Right-of-Way
	DATED:	June 27, 1984
	RECORDED:	Book 207, Page 444

8.	GRANTOR:	:	Easement
	DATED:	August 7, 1984
	RECORDED:	Book 207, Page 622

9.	GRANTOR:	:	Easement and Right-of-Way
	DATED:	October 2, 1984
	RECORDED:	Book 209, Page 120

Note: The recording information set forth above for the leases and easements is for the Chancery Clerk’s office in Amite County, Mississippi.

IT IS THE INTENTION OF SELLER TO INCLUDE IN THIS EXHIBIT C ANY AND ALL LEASES, EASEMENTS AND OTHER AGREEMENTS PERTAINING TO THE CURRENT PRORATION UNITS FOR THE WELLS DESCRIBED IN EXHIBIT A WHETHER OR NOT CORRECTLY DESCRIBED ABOVE IN THIS EXHIBIT C.

(CONT’D)

Exhibit C

Oil, Gas and Mineral Leases and Easements

St. Patrick Field:

Oil, Gas and Mineral Leases recorded in office of Chancery Clerk of Wilkinson Co., Mississippi:

LESSOR	LESSEE	DATE	BOOK	PAGE
	Exchange Oil & Gas Co.	5-31-95	120	272
	Exchange Oil & Gas Co.	2-14-95	120	345

	Exchange Oil & Gas Co.	5-18-95	120	349
	Exchange Oil & Gas Co.	5-18-95	120	349
	Exchange Oil & Gas Co.	7-9-95	120	349
	Exchange Oil & Gas Co.	7-9-95	120	349
	Exchange Oil & Gas Co.	5-31-95	120	349
	Exchange Oil & Gas Co.	7-9-95	120	354
	Exchange Oil & Gas Co.	2-6-95	120	354
	Exchange Oil & Gas Co.	8-29-95	120	357
	JohnM. Waid	2-29-96	120	357
	Exchange Oil & Gas Co.	5-31-95	120	359
	Exchange Oil & Gas Co.	5-31-95	120	362
	JohnM. Waid	2-29-96	120	362
	Exchange Oil & Gas Co.	5-31-95	120	365
	JohnM. Waid	2-29-96	120	365
	Exchange Oil & Gas Co.	2-6-95	120	365
	Exchange Oil & Gas Co.	2-9-95	120	368
	Exchange Oil & Gas Co.	3-14-95	120	370
	Exchange Oil & Gas Co.	3-14-95	120	372
	Exchange Oil & Gas Co.	3-14-95	120	374
	Exchange Oil & Gas Co.	3-14-95	120	377
	Exchange Oil & Gas Co.	2-14-95	120	379
	Exchange Oil & Gas Co.	5-31-95	120	381
	Exchange Oil & Gas Co.	8-29-95	120	384
	Exchange Oil & Gas Co.	2-24-95	120	384
	Exchange Oil & Gas Co.	8-29-95	120	386
	Exchange Oil & Gas Co.	8-29-95	120	388
	Jerry P. Ogden	2-1-96	120	441
	JerryP. Ogden	2-1-%	120	444
	Jerry P. Ogden	2-1-96	120	447
	Jerry P. Ogden	2-1-96	120	450

LESSOR	LESSEE	DATE	BOOK.	PAGE

	Jerry P. Ogden	2-1-96	120	453
	Jerry P. Ogden	2-1-96	120	457
	Jerry P. Ogden	2-1-96	120	461
	Jerry P. Ogden	2-1-96	120	465
	Jerry P. Ogden	2-1-96	120	469

	Jerry P. Ogden	2-1-96	120	473
	Jerry P. Ogden	2-1-96	120	477
	Jerry P. Ogden	2-1-96	120	481
	Jerry P. Ogden	2-1-96	120	484
	Jerry P. Ogden	2-1-96	120	487
	Jerry P. Ogden	2-1-96	120	490
	Jerry P. Ogden	2-1-96	120	493
	Jerry P. Ogden	2-1-96	120	496
	Jerry P. Ogden	2-1-96	120	558
	Jerry P. Ogden	2-1-96	120	561
	Jerry P. Ogden	2-1-96	120	564
	Jerry P. Ogden	2-1-96	120	567
	Jerry P. Ogden	2-1-96	120	570
	Jerry P. Ogden	2-1-96	120	573
	Jerry P. Ogden	2-1-96	120	576
	Jerry P. Ogden	2-1-96	120	579
	Jerry P. Ogden	2-1-96	120	582
	Jerry P. Ogden	2-1-96	120	585
	Jerry P. Ogden	2-1-96	120	589
	Jerry P. Ogden	2-1-96	120	606
	Jerry P. Ogden	2-1-96	120	610

	Jerry P. Ogden	2-20-96	121	74
	Jerry P. Ogden	2-1-96	l21	76
	Jerry P. Ogden	2-20-96	121	89-B
	Jerry P. Ogden	2-1-96	121	89-D
	JohnM. Waid	2-29-96	121	248
	Exchange Oil & Gas Co.	2-24-95	121	267
	Exchange Oil & Gas Co.	2-24-95	l21	268
	Exchange Oil & Gas Co.	2-24-95	121	270
	Exchange Oil & Gas Co.	2-24-95	121	272
	Exchange Oil & Gas Co.	3-7-95	121	274
	Exchange Oil & Gas Co.	3-7-95	121	276
	Exchange Oil & Gas Co.	3-7-95	121	280

LESSOR	LESSEE	DATE	BOOK	PAGE
	Exchange Oil & Gas Co.	6-15-95	121	282
	Exchange Oil & Gas Co.	6-15-95	121	284
	Exchange Oil & Gas Co.	6-15-95	121	286
	Exchange Oil & Gas Co.	3-7-95	121	288
	Exchange Oil & Gas Co.	2-14-95	121	290
	JohnM. Waid	2-29-96	121	294
	JohnM. Waid	2-29-96	121	296
	JohnM. Waid	2-29-96	121	298

	Jerry P. Ogden	2-1-96	122	54
	Jerry P. Ogden	8-15-96	122	57
	Exchange Oil & Gas Co.	3-7-95	122	278
	Exchange Oil & Gas Co.	11-20-96	122	444
	Exchange Oil & Gas Co.	11-20-96	122	444
	Exchange Oil & Gas Co.	11-20-96	122	444
	Exchange Oil & Gas Co.	11-20-96	122	444
	JohnM. Waid	11-26-96	122	480
	JohnM. Waid	11-28-96	122	483
	JohnM. Waid	11-26-96	122	486
	JohnM. Waid	11-26-96	122	490
	JohnM. Waid	11-26-96	122	494
	JohnM. Waid	11-26-96	122	497

Oil, Gas and Mineral Leases recorded in office of Chancery Clerk of Amite Co., Mississippi:

LESSOR	LESSEE	DATE	BOOK	PAGE
	JohnM. Waid	7-30-96	157	165
	Exchange Oil & Gas Co.	3-8-95	157	236
	Exchange Oil & Gas Co.	6-23-95	157	238
	Exchange Oil & Gas Co.	6-23-95	157	240
	Exchange Oil & Gas Co.	6-23-95	157	242
	Exchange Oil & Gas Co.	6-23-95	157	244
	Exchange Oil & Gas Co.	6-23-95	157	246
	Exchange Oil & Gas Co.	6-23-95	157	248
	Exchange Oil & Gas Co.	6-23-95	157	250
	Exchange Oil & Gas Co.	6-13-95	157	252
	Exchange Oil & Gas Co.	6-13-95	157	254

Exchange Oil & Gas Co.	5-18-95	157	256
Exchange Oil & Gas Co.	7-15-95	157	261

Exchange Oil & Gas Co.	5-31-95	157	266
Exchange Oil & Gas Co.	7-9-95	157	269
Exchange Oil & Gas Co.	5-31-94	157	272
Exchange Oil & Gas Co.	2-6-95	157	275

Exchange Oil & Gas Co.	2-9-95	157	278
Exchange Oil & Gas Co.	7-15-95	157	281
Exchange Oil & Gas Co.	7-15-95	157	286
Exchange Oil & Gas Co.	7-15-95	157	291
Exchange Oil & Gas Co.	7-15-95	157	296

Exchange Oil & Gas Co.	7-15-95	157	301
Exchange Oil & Gas Co.	7-15-95	157	306
Exchange Oil & Gas Co.	3-7-95	157	348
Exchange Oil & Gas Co.	3-7-95	157	350
Exchange Oil & Gas Co.	3-7-95	157	352
Exchange Oil & Gas Co.	3-7-95	157	354
Exchange Oil & Gas Co.	2-24-95	157	356
Exchange Oil & Gas Co.	2-24-95	157	358
Exchange Oil & Gas Co.	2-24-95	157	360
Exchange Oil & Gas Co.	2-24-95	157	362
Exchange Oil & Gas Co.	3-7-95	157	364
Exchange Oil & Gas Co.	6-15-95	157	366
Exchange Oil & Gas Co.	6-15-95	157	368
Exchange Oil & Gas Co.	6-15-95	157	370
Exchange Oil & Gas Co.	5-31-95	157	579
Exchange Oil & Gas Co.	5-31-95	157	582
Exchange Oil & Gas Co.	6-23-95	157	585

Exchange Oil & Gas Co.	2-6-95	157	585

Exchange Oil & Gas Co.	2-6-95	157	587
JohnM. Waid	2-29-96	159	131
JohnM. Waid	2-29-96	159	133
Exchange Oil & Gas Co.	2-24-96	159	135
Exchange Oil & Gas Co.	3-7-95	159	137
Exchange Oil & Gas Co.	7-9-95	159	139
Exchange Oil & Gas Co.	2-14-95	159	142

JohnM. Waid	2-29-96	159	145
JohnM. Waid	2-29-96	159	147
JohnM. Waid	2-29-96	159	150
JohnM. Waid	2-29-96	159	153

JohnM. Waid	7-30-96	159	165
Exchange Oil & Gas Co.	7-9-95	159	269
JohnM. Waid	6-20-95	n/a	n/a
JohnM. Waid	n/a	n/a	n/a

IT IS THE INTENTION OF SELLER TO INCLUDE IN THIS EXHIBIT C ANY AND ALL LEASES, EASEMENTS AND OTHER AGREEMENTS PERTAINING TO THE CURRENT PRORATION UNITS FOR THE WELLS DESCRIBED IN EXHIBIT A WHETHER OR NOT CORRECTLY DESCRIBED ABOVE IN THIS EXHIBIT C.